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                                                                    EXHIBIT 10



Portions of this exhibit for which confidential treatment has been requested are marked by brackets [ ].


                               Amendment No. 2
                    to Netscape Communications Corporation
                          Internet Service Provider
                       Navigator Distribution Agreement


This Amendment No. 2 (the "Amendment") is entered into by and between Netscape Communications Corporation, a Delaware corporation, with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape") and MindSpring Enterprises, Inc., a Delaware corporation with a usual place of business at 1430 W. Peachtree Street, N.E., Suite 400, Atlanta, Georgia 30309 ("ISP") and is effective as of the date of execution by Netscape ("Effective Date").

WHEREAS, the parties have entered into a Internet Service Provider Navigator Distribution Agreement effective June 19, 1995, as amended by Amendment No. 1 dated September 29, 1995 (the "Agreement"); and

WHEREAS, the parties wish to modify and supplement the provisions of such
Agreement:

NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:

1. Section 11, Term of Agreement, is amended to extend the term of the Agreement until December 31, 1997.

2.  Pricing for Navigator Products.  Based on ISP's volume commitment of
    [             ] copies during the term of the Agreement ("Committed
    Quantity"), the license fee for each copy of Navigator product shall be as follows:

                                                           Nonrefundable
        Product                 Per Product Price       Prepaid License Fee
        -------                 -----------------       -------------------

Netscape Navigator 2.0 LAN/or    [            ]            [           ]
  Personal Edition
*  Includes version 3x
** Due and payable in accordance
    with the following schedule:
   [                           ]        due and payable on March 31, 1996
    (net thirty (30))
   [                           ]        due and payable by ISP (to be
    received by Netscape) on or
    before September 19, 1996

3. Upgrade. ISP shall have the right to upgrade its existing End Users of Netscape Navigator 1.0 LAN to Netscape Navigator 2.0 LAN for an upgrade
    fee of [            ] per End Users.

    Pricing beyond the Committed Quantity shall be negotiated in good faith between the parties.

4.  Support.  Fees for back-line support and Minor Updates for the Committed
    Quantity through December 31, 1996 shall be [                      ]  Any
    licenses in excess of the Committed Quantity will be charged at [      ]
    of the Per Product Price stated above.

        From January 1, 1997 through December 31, 1997, back-line support and
        Minor Updates will be provided at [           ] per license.


MindSpring Enterprises, Inc.
Amendment
CONFIDENTIAL





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5.  Capitalized terms defined in the Agreement shall have the same meaning in this Amendment as in the Agreement.

6. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

7. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

8. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, effective as of the Effective Date.


NETSCAPE COMMUNICATIONS                  MINDSPRING ENTERPRISES, INC.
CORPORATION


By:    /s/ CONWAY RUION-MILLER           By:    /s/ EDWARD J. DOUGLAS
       --------------------------               ---------------------------

Name:  CONWAY (TODD) RUION-MILLER        Name:  EDWARD J. DOUGLAS
       --------------------------               ---------------------------

Title: VP, SALES                         Title: PRODUCT MANAGER
       --------------------------               ---------------------------

Date:  3/28/96                           Date:  3/21/96
       --------------------------               ---------------------------











MindSpring Enterprises, Inc.
Amendment
CONFIDENTIAL




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